                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event report): November 25, 1995

                    Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

                33-51166                            13-3416059
--------------------------------------------------------------------------------
        (Commission File Number)        (IRS Employer Identification No.)

                         World Financial Headquarters
                            North Tower - 10th Fl.
                         New York, New York 10281-1310
--------------------------------------------------------------------------------
             (Address of principal executive offices and Zip code)


Registrant's telephone number, including area code: (212) 449-0336

                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Items 1 through 4, Item 6, Item 7, and Item 8 are not included because they are not applicable.

Item 5. Other Events
        ------------

In compliance with the procedure set forth in the no-action letter issued by the staff of the Division of Corporate Finance of February l, 1993 to Merrill Lynch Mortgage Investors, Inc. (the "Issuer"), the Issuer files herewith a copy of the Servicer's report issued November 25, 1995, relating to its Series MHP-1 Trust Fund to holders of Class A-1 and Class A-2 Certificates.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                Merrill Lynch Mortgage Investors, Inc.


                                By:   /s/ Michael M. McGovern
                                      ----------------------------------
                                      Michael M. McGovern

                                Its:  Director and Secretary


Dated:  November 27, 1995

                        Merrill Lynch Series 1992-MHP-1
                      Mortgage Pass-Through Certificates

                            REMIC I Uncertificated
                        Statement to Certificateholders


                                                     DISTRIBUTIONS IN DOLLARS

                                        PRIOR                                                                         CURRENT
                     ORIGINAL       PRINCIPAL                                            REALIZED    DEFERRED       PRINCIPAL
    CLASS          FACE VALUE         BALANCE    INTEREST   PRINCIPAL        TOTAL         LOSSES    INTEREST         BALANCE
REGULAR W      129,458,000.00   63,216,609.42  409,076.52  105,663.31   514,739.83           0.00        0.00   63,110,946.11
REGULAR X        6,315,000.00    6,032,763.36   39,038.19    7,929.62    46,967.81           0.00        0.00    6,024,833.74
REGULAR Y       18,945,000.00   18,119,049.72  117,248.90   23,816.15   141,065.05           0.00        0.00   18,095,233.57
REGULAR Z        3,158,522.08    3,000,999.86   19,419.56    3,944.60    23,364.16           0.00        0.00    2,997,055.26
R-I                      0.00            0.00        0.00        0.00         0.00           0.00        0.00            0.00

TOTALS         157,876,522.08   90,369,422.36  584,783.17  141,353.68   726,136.85           0.00        0.00   90,228,068.68


                             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                     PASS-THROUGH RATES

                                        PRIOR                                             CURRENT
                                    PRINCIPAL                                           PRINCIPAL
    CLASS          CUSIP              BALANCE    INTEREST   PRINCIPAL        TOTAL        BALANCE                     CURRENT
REGULAR W                          488.317519    3.159917    0.816198     3.976114     487.501322                    7.765235%
REGULAR X                          955.306945    6.181819    1.255680     7.437500     954.051265                    7.765235%
REGULAR Y                          956.402730    6.188910    1.257121     7.446031     955.145609                    7.765235%
REGULAR Z                          950.127871    6.148306    1.248875     7.397181     948.878996                    7.765235%
R-I                                  0.000000    0.000000    0.000000     0.000000       0.000000                    0.000000%

SELLER:                 Merrill Lynch Mortgage Investors, Inc.                      ADMINISTRATOR:                 Randy Duncan
SERVICER:               Pacific Mutual Life Insurance Company                                                  Bankers Trust Company
LEAD UNDERWRITER:                Merrill Lynch & Co.                                                               3 Park Plaza
RECORD DATE:                      October 31, 1995                                                               Irvine, CA  92714
DISTRIBUTION DATE:               November 27, 1995                             FACTOR INFORMATION:                (800) 735-7777

                                           *COPYRIGHT 1995 Bankers Trust Company

                        Merrill Lynch Series 1992-MHP-1
                      Mortgage Pass-Through Certificates

                                   REMIC II
                        Statement To Certificateholders


                                                     DISTRIBUTIONS IN DOLLARS

                                        PRIOR                                                                         CURRENT
                     ORIGINAL       PRINCIPAL                                            REALIZED    DEFERRED       PRINCIPAL
    CLASS          FACE VALUE         BALANCE    INTEREST   PRINCIPAL        TOTAL         LOSSES    INTEREST         BALANCE
CLASS A-1      129,458,000.00   63,216,609.42  382,209.46  105,663.31   487,872.77           0.00        0.00   63,110,946.11
CLASS A-2        6,315,000.00    6,032,763.36   39,038.19    7,929.62    46,967.81           0.00        0.00    6,024,833.74
CLASS B         18,945,000.00   18,119,049.72  117,248.90   23,816.15   141,065.05           0.00        0.00   18,095,233.57
CLASS C          3,158,522.08    3,000,999.86   19,419.56    3,944.60    23,364.16           0.00        0.00    2,997,055.26
CLASS S *      129,458,000.00   63,216,609.42   26,867.06        0.00    26,867.06           0.00        0.00   63,110,946.11
CLASS R-II               0.00            0.00        0.00        0.00         0.00           0.00        0.00            0.00

TOTALS         157,876,522.08   90,369,422.36  584,783.17  141,353.68   726,136.85           0.00        0.00   90,228,068.68


                             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                     PASS-THROUGH RATES

                                        PRIOR                                             CURRENT
                                    PRINCIPAL                                           PRINCIPAL
    CLASS          CUSIP              BALANCE    INTEREST   PRINCIPAL        TOTAL        BALANCE                     CURRENT
CLASS A-1                          488.317519    2.952382    0.816198     3.768580     487.501322                    7.255235%
CLASS A-2                          955.306945    6.181819    1.255680     7.437500     954.051265                    7.765235%
CLASS B                            956.402730    6.188910    1.257121     7.446031     955.145609                    7.765235%
CLASS C                            950.127871    6.148306    1.248875     7.397181     948.878996                    7.765235%
CLASS S *                          488.317519    0.207535    0.000000     0.207535     487.501322                    0.510000%
CLASS R-11                           0.000000    0.000000    0.000000     0.000000       0.000000                    0.000000%

SELLER:                 Merrill Lynch Mortgage Investors, Inc.                      ADMINISTRATOR:                 Randy Duncan
SERVICER:               Pacific Mutual Life Insurance Company                                                  Bankers Trust Company
LEAD UNDERWRITER:                Merrill Lynch & Co.                                                               3 Park Plaza
RECORD DATE:                      October 31, 1995                                                               Irvine, CA  92714
DISTRIBUTION DATE:               November 27, 1995                             FACTOR INFORMATION:                (800) 735-7777

                                  Page 2 or 4

                                          * COPYRIGHT 1995 Bankers Trust Company

                        Merrill Lynch Series 1992-MHP-1
                      Mortgage Pass-Through Certificates

                        Statement To Certificateholders


--------------------------------------------------------------------------------
Distribution Date:      November 27, 1995
--------------------------------------------------------------------------------

MONTHLY P&I ADVANCES MADE BY MASTER SERVICER:                                                            94,769.30

AGGREGATE AMOUNT OF UNREIMBURSED P&I ADVANCES:                                                                  NA

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:                                         15,061.57
PLUS ADDITIONAL SERVICING FEES:                                                            0.00
                                                                                      ---------
                                                                                      15,061.57

LESS PERMITTED REDUCTIONS TO SERVICING FEES:                                               0.00
                                                                                      ---------
TOTAL SERVICING FEES DUE MASTER SERVICER:                                                                15,061.57

COLLECTED SERVICING FEES FOR CURRENT PERIOD:                                                             12,876.57

DELINQUENT AND                      ONE           TWO           THREE          FOUR                      LOANS
FORECLOSURE LOAN                  MONTHLY       MONTHLY        MONTHLY       MONTHLY                       IN
INFORMATION                       PAYMENT       PAYMENTS       PAYMENTS      PAYMENTS                  FORECLOSURE
PRINCIPAL BALANCE                    0.00     4,817,803.81         0.00          0.00                         0.00
NUMBER OF LOANS                         0                1            0             0                            0

Quantity and Principal Balance of Foreclosure are included in the Deliquency Figures.

REO PROPERTY LIQUIDATION AND ADDITIONAL DELIQUENCY INFORMATION:                            (SEE ATTACHMENTS IF ANY)

AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS:                                                   90,228,068.68

NUMBER OF MORTGAGE LOANS:                                                                                       42
WEIGHTED AVERAGE TERM TO MATURITY:                                                                           81.00
WEIGHTED AVERAGE MORTGAGE RATE:                                                                          7.990235%

UNCOVERED PORTION:

CLASS A-1                                                                                                     0.00
CLASS A-2                                                                                                     0.00
CLASS B                                                                                                       0.00
CLASS C                                                                                                       0.00
CLASS S                                                                                                       0.00

SCHEDULED PRINCIPAL DISTRIBUTION AMOUNT:                                                                118,783.93

UNSCHEDULED PRINCIPAL DISTRIBUTION AMOUNT:                                                               22,569.75

CLASS A-1 SCHEDULED PRINCIPAL DISTRIBUTION PERCENTAGE:                                                  69.953539%
CLASS A-2 SCHEDULED PRINCIPAL DISTRIBUTION PERCENTAGE:                                                   6.675669%
CLASS B SCHEDULED PRINCIPAL DISTRIBUTION PERCENTAGE:                                                    20.049978%

                                  Page 3 or 4

                                          * COPYRIGHT 1995 Bankers Trust Company

                        Merrill Lynch Series 1992-MHP-1
                      Mortgage Pass-Through Certificates

                        Statement To Certificateholders


--------------------------------------------------------------------------------
Distribution Date:      November 27, 1995
--------------------------------------------------------------------------------

CLASS A-1 SCHEDULED PRINCIPAL DISTRIBUTION AMOUNT:                                                             83,093.56
CLASS A-2 SCHEDULED PRINCIPAL DISTRIBUTION AMOUNT:                                                              7,929.62

AGGREGATE AMOUNT OF PRINCIPAL PREPAYMENTS:                                                                     22,569.75

                                                                                              UNPAID
                                                       ACCRUED         DISTRIBUTABLE       DISTRIBUTABLE
                                                      CERTIFICATE       CERTIFICATE         CERTIFICATE
                                                       INTEREST          INTEREST            INTEREST
CLASS A-1                                             382,209.46        382,209.46              0.00
CLASS A-2                                              39,038.19         39,038.19              0.00
CLASS B                                               117,248.90        117,248.90              0.00
CLASS C                                                19,419.56         19,419.56              0.00
CLASS S                                                26,867.06         26,867.06              0.00

AGGREGATE PREPAYMENT INTEREST SHORTFALL:                                                                            0.00

AGGREGATE RELIEF ACT INTEREST SHORTFALL:                                                                            0.00

                                                                         NET CLASS         CLASS PRINCIPAL
                                                                         PRINCIPAL          CARRY FORWARD
                                                                         SHORTFALL             AMOUNT
CLASS A-1                                                                  0.00                 0.00
CLASS A-2                                                                  0.00                 0.00
CLASS B                                                                    0.00                 0.00
CLASS C                                                                    0.00                 0.00
CLASS S                                                                    0.00                 0.00


BALANCE OF EXCESS CASH FLOW INVESTMENT ACCOUNT:                                                               174,777.78


                                  Page 4 or 4

                                          * COPYRIGHT 1995 Bankers Trust Company